Deferred tax	12 Months Ended
Jun. 30, 2022
Text block [abstract]
Deferred tax
Note 17. Deferred tax

	2022	2021
	A$’000	A$’000

Non-current Liabilities
Deferred tax liability associated with Licensing Agreement	2,560	2,928

Company management has completed an analysis of the availability of historical tax losses to offset the deferred tax liability. Accordingly, the company concludes that the historical tax losses are not expected to be available for offset against the deferred tax liability.